UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2021

RESEARCH ALLIANCE CORP. II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40221 (Commission File Number)	85-2019822 (I.R.S. Employer Identification No.)

3172 North Rainbow Blvd . #1278 Las Vegas, NV 89108 (Address of principal executive offices)	02116 (Zip Code)

(617) 778.2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RACB	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into Material Definitive Agreement.

On March 17, 2021, the Registration Statement on Form S-1 (File No. 333-253794) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Research Alliance Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On March 22, 2021, the Company consummated the IPO of 14,950,000 shares of Class A common stock (the “Class A Common Stock”), including the issuance of 1,950,000 shares as a result of the underwriters’ exercise in full of their over-allotment option. The Class A Common Stock was sold at a price of $10.00 per share, generating gross proceeds to the Company of $149,500,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	Underwriting Agreement, dated March 17, 2021, between the Company and Jefferies LLC, as sole underwriter, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.

•	An Investment Management Trust Agreement, dated March 17, 2021, between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	A Registration and Stockholder Rights Agreement, dated March 17, 2021, among the Company, Holdings and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Private Placement Class A Common Stock Purchase Agreement, dated March 17, 2021, between the Company and Holdings, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Letter Agreement, dated March 17, 2021, between the Company, each of its officers and directors and Research Alliance Holdings II LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated March 17, 2021, between the Company and Peter Kolchinsky.

•	An Indemnity Agreement, dated March 17, 2021, between the Company and Matthew Hammond.

•	An Indemnity Agreement, dated March 17, 2021, between the Company and Tess Cameron.

•	An Indemnity Agreement, dated March 17, 2021, between the Company and Clive Patience.

•	An Indemnity Agreement, dated March 17, 2021, between the Company and Thomas Leggett.
•	An Indemnity Agreement, dated March 17, 2021, between the Company and Stephen J. Hoffman.

The Indemnity Agreements entered into were in the form previously filed as Exhibit 10.3 to the Registration Statement.

Item 3.02.	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 499,000 shares of Class A Common Stock (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, to the Company’s sponsor, Research Alliance Holdings II LLC (“Holdings”), generating gross proceeds to the Company of approximately $4,990,000. The Private Placement Shares are identical to the Class A Common Stock sold in the IPO, except that, so long as they are held by Holdings and their permitted transferees: (i) they may not, subject to certain limited exceptions, be transferred, assigned or sold by the Holdings until the earlier of (A) one year after the completion of the Company’s initial business combination or (B) subsequent to our initial business combination, the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property, and (ii) they are entitled to registration rights. Additionally, if the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination, the Private Placement Shares will be released from the lock-up. In addition, Holdings has agreed to waive its redemption rights with respect to the Private Placement Shares in connection with (i) the consummation of the Company’s initial business combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such business combination, or (ii) a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the shares of Class A common stock sold in our initial public offering (the “Offering Shares”) if we have not consummated a business combination within 24 months of the closing of our IPO or with respect to any other material provisions relating to our stockholders’ rights or pre-initial business combination activity or in the context of a tender offer made by the Company to purchase Offering Shares (although Holdings, shall be entitled to redemption and liquidation rights with respect to any Offering Shares it holds if the Company fails to consummate a business combination within 24 months of the closing of the IPO).

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On March 17, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $149,500,000 comprised of the proceeds from the IPO and the sale of the Private Placement Shares, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 17, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On March 22, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the exercise in full of the underwriters’ over-allotment option.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 17, 2021, by and among the Company and Jefferies LLC.
3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1/A (File No. 333-253794) filed with the Securities and Exchange Commission on March 17, 2021).
10.1	Investment Management Trust Agreement, dated March 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration and Stockholder Rights Agreement, dated March 17, 2021, by and among the Company, Research Alliance Holdings II LLC and the other holders party thereto.
10.3	Private Placement Share Purchase Agreement, dated March 17, 2021 by and among the Company and Research Alliance Holdings II LLC.
10.4	Letter Agreement, dated March 17, 2021, by and among the Company, its officers, its directors and Research Alliance Holdings II LLC.
99.1	Press Release, dated March 17, 2021.
99.2	Press Release, dated March 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Research Alliance Corp. II

Date: March 23, 2021	By:	/s/ Tess Cameron
	Name:	Tess Cameron
	Title:	Chief Financial Officer